Exhibit 4.4
                                                                  -----------

[Form of Face of Certificate]

[Border]

                              [Logo]

Number                                                   Shares
 TA

           TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

                                                CUSIP 891546 30 1

INCORPORATED UNDER THE LAWS                       SEE REVERSE FOR
OF THE STATE OF DELAWARE                      CERTAIN DEFINITIONS


THIS CERTIFIES THAT






is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE
                PAR VALUE OF $.0001 PER SHARE OF

           TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.
     This Certificate is not valid until countersigned by the Transfer Agent.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                             [SEAL]
       /s/ Linda G. Straley                  /s/ Andrew L. Simon
               SECRETARY                         PRESIDENT



AMERICAN STOCK TRANSFER & TRUST COMPANY
      (New York, NY)                TRANSFER AGENT

BY
                               AUTHORIZED OFFICER



[FORM OF BACK OF CERTIFICATE]

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - ___________ Custodian ___________
                         (Cust)           (Minor)
                    under Uniform Gifts to Minors
                    Act _________
                         (State)

     Additional abbreviations may also be used though not
                       in the above list.

     For Value Received, ______ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________
|                             |
|_____________________________|

_________________________________________________________________
    (Please print or Typewrite Name and Address, Including
                     Zip Code, of Assignee)



_________________________________________________________________

_________________________________________________________________

__________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 _______________________________________________________Attorney
to transfer the said stock on the books of the within named
Company with full power of substitution in the premises.


Dated ________________________




                         ___________________________________
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                         MUST CORRESPOND WITH THE NAME AS WRITTEN
                         UPON THE FACE OF THE CERTIFICATE IN
                         EVERY PARTICULAR, WITHOUT ALTERATION OR
                         ENLARGEMENT OR ANY CHANGE WHATEVER